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                                                                    EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J.Crew Group, Inc. and J.Crew Operating Corp. (collectively, the "Company") on Form 10-Q/A (Amendment No. 1) for the period ended August 2, 2003 (the "Report"), Millard S. Drexler and Nicholas Lamberti, the Chief Executive Officer and Acting Chief Financial Officer of the Company, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

Dated: October 30, 2003

/s/ Millard S. Drexler
--------------------------
   Millard S.Drexler
   Chief Executive Officer


/s/ Nicholas Lamberti
--------------------------
   Nicholas Lamberti
   Acting Chief Financial Officer

  A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.